UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2023

Jefferies Financial Group Inc.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	001-05721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 212-284-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1 per share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 28, 2023, Jefferies Financial Group Inc. (the “Company”) held a virtual special meeting of its shareholders (the “Special Meeting”), at which the Company’s shareholders approved an amendment and restatement of the Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) to authorize a new class of non-voting common stock, $1.00 par value per share, and make certain other changes to the Certificate of Incorporation of the Company. On June 30, 2023, the Company delivered the Amended and Restated Certificate of Incorporation to the Department of State of the State of New York for filing. The description of the amendment and restatement effected by the Amended and Restated Certificate of Incorporation is incorporated herein by reference to the text of the section titled “Special Meeting Matters – Proposal 1: Amendment and Restatement of the Certificate of Incorporation” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 25, 2023. Such description is qualified in its entirety by the full text of the Amended and Restated Certificate of Incorporation, which has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Amended and Restated Certificate of Incorporation was effective upon filing by the Department of State of the State of New York on June 30, 2023.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Jefferies Financial Group Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

	By:	/s/ Michael J. Sharp
		Name:	Michael J. Sharp
		Title:	Executive Vice President and General Counsel

Date: June 30, 2023